--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2002


IMH ASSETS CORP. (as depositor under an Indenture, dated as of December 27, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-9F)

                                IMH ASSETS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         California                   333-100890               33-0705301
         ----------                   ----------               ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                           -----
(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


--------------------------------------------------------------------------------

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On December 27, 2002 (the "Closing Date"), a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-9F (the "Bonds"), were issued pursuant to an indenture, dated as of December 27, 2002 (the "Agreement"), between Impac CMB Trust Series 2002-9F, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

     Upon the closing of the initial issuance of the Bonds Impac CMB Trust Series 2002-9F purchased from the Company certain Mortgage Loans with an aggregate principal balance equal to approximately $200,000,208 and pledged such mortgage loans to the Indenture Trustee.

     Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Item 5.   OTHER EVENTS.

Description of the Mortgage Pool

     The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional one- to four-family, fully-amortizing and balloon mortgage loans having original terms to maturity of not greater than 30 years, all of which have fixed-rates and re secured by first liens on Mortgaged Properties (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $200,000,208 as of December 1, 2002.

     The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 1, 2002.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)    Not applicable

          (b)    Not applicable

          (c)    Exhibits:


   EXHIBIT NO.      DESCRIPTION
   -----------      -----------
       99.1         Characteristics of the Mortgage Pool as of the Cut-off Date,
                    relating to IMH Assets Corp., Collateralized Asset-Backed
                    Bonds, Series 2002-9F.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMH ASSETS CORP.



                                            By:  /s/ Richard J. Johnson
                                                 ------------------------------
                                            Name:    Richard J. Johnson
                                            Title:   Chief Financial Officer


Dated: January 13, 2003

                                  EXHIBIT INDEX



Exhibit Number                               Description
--------------                               -----------
99.1                                         Characteristics of the Mortgage
                                             Pool as of the Cut-off Date,
                                             relating to IMH Assets Corp.,
                                             Collateralized Asset-Backed, Series
                                             2002-9F.